Extractive Sector Transparency Measures Act - Annual Report
Reporting Entity Name	Cenovus Energy Inc.
Reporting Year	From:	2024-01-01	To:	2024-12-31	Date Submitted	2025-05-30
Reporting Entity ESTMA Identification Number	E695282	Original Submission

Other Subsidiaries Included (optional field)

For Consolidated Reports - Subsidiary Reporting Entities Included in Report:	E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC, E549730 Gear Energy Ltd.

Not Substituted

Attestation by Reporting Entity

In accordance with the requirements of the ESTMA, and in particular section 9 thereof, I attest I have reviewed the information contained in the ESTMA report for the entity(ies) listed above. Based on my knowledge, and having exercised reasonable diligence, the information in the ESTMA report is true, accurate and complete in all material respects for the purposes of the Act, for the reporting year listed above.

Full Name of Director or Officer of Reporting Entity	Kam Sandhar		Date	2025-05-23
Position Title	EVP & CFO

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	2024-01-01	To:	2024-12-31
Reporting Entity Name		Cenovus Energy Inc				Currency of the Report		CAD
Reporting Entity ESTMA Identification Number		E695282
Subsidiary Reporting Entities (if necessary)		E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC, E549730 Gear Energy Ltd.
Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Canada	The Province of Alberta	144,830,000	3,009,670,000	37,720,000	910,000	3,193,130,000	Amounts reported include payments to the following departments, agencies, etc:
- Alberta Boilers Safety Association
- Alberta Energy Regulator
- Alberta Environment & Parks
- Government of Alberta
- Alberta Special Areas Board
- Alberta Transportation
- Alberta Minister of Finance
- Kananaskis Improvement District
- Alberta Petroleum Marketing Commission
- Safety Codes Council

Canada	Federal Government of Canada	440,890,000	3,300,000	1,330,000	445,520,000	Amounts reported include payments to the following departments, agencies, etc:
- Receiver General for Canada
- Farm Credit Canada
- Natural Resources Canada
- Canadian Nuclear Safety Commission
- Environment and Climate Change Canada

Canada	The Province of Saskatchewan	52,280,000	305,860,000	3,830,000	361,970,000	Amounts reported include payments to the following departments, agencies, etc:
- Saskatchewan Ministry of Energy & Resources
- Saskatchewan Finance Revenue Division
- Saskatchewan Ministry of Economy
- Saskatchewan Minister of Finance
- Technical Safety Authority of Saskatchewan
- Government of Saskatchewan
- Saskatchewan Ministry of Agriculture
- Saskatchewan Municipal Board

China	Federal Government of China	226,960,000	97,190,000	410,000	350,000	324,910,000	Amounts reported include payments to the following departments, agencies, etc:
- CNOOC China Ltd.
- CNOOC Shenzhen Ltd.
- CNOOC
- Shenzhen Offshore Tax Bureau
- Zhanjiang Offshore Oil Tax Bureau
- Zhuhai Municiple Tax Bureau

Note 3

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	2024-01-01	To:	2024-12-31
Reporting Entity Name		Cenovus Energy Inc				Currency of the Report		CAD
Reporting Entity ESTMA Identification Number		E695282
Subsidiary Reporting Entities (if necessary)		E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC, E549730 Gear Energy Ltd.
Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Canada	Municipality of Wood Buffalo		27,680,000							27,680,000
Canada	The Province of Newfoundland and Labrador				18,750,000					18,750,000	Amounts reported include payments to the following departments, agencies, etc: - Newfoundland Exchequer Account - Government of Newfoundland and Labrador - Clerk of the Provincial Court
Canada	Town of Bonnyville		18,610,000							18,610,000
Canada	Rural Municipality of Frenchman Butte		7,810,000							7,810,000
Canada	Rural Municipality of Eldon		6,240,000		440,000					6,680,000
Canada	Yellowhead County		6,630,000							6,630,000
Canada	Municipal District of Greenview		6,370,000							6,370,000
Canada	County of Grande Prairie		6,310,000		40,000					6,350,000
Canada	Chipewyan Prairie First Nation				490,000		3,000,000		2,400,000	5,890,000	Amounts reported include payments to the following departments, agencies, etc: - Chipewyan Prairie First Nation - Chipewyan Prairie Industry Relations
Canada	Rural Municipality Of Turtle River		5,620,000		20,000					5,640,000
Canada	Rural Municipality Of Britannia		4,960,000		100,000					5,060,000
Canada	The Province of British Columbia	1,750,000	2,030,000	510,000	4,290,000	Amounts reported include payments to the following departments, agencies, etc:
- BC Energy Regulator
- BC Minister of Finance
- BC Ministry of Energy, Mines and Low Carbon Innovation
- BC Ministry of Forests
- BC Safety Authority

Canada	County of Vermilion River		4,240,000							4,240,000
Canada	Mackenzie County		3,760,000							3,760,000
Canada	Rural Municipality of Mervin		3,440,000		10,000					3,450,000

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	2024-01-01	To:	2024-12-31
Reporting Entity Name		Cenovus Energy Inc				Currency of the Report		CAD
Reporting Entity ESTMA Identification Number		E695282
Subsidiary Reporting Entities (if necessary)		E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC, E549730 Gear Energy Ltd.
Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Canada	Cold Lake First Nations				370,000		630,000		2,400,000	3,400,000
Canada	Conklin Metis				180,000		750,000		2,400,000	3,330,000	Amounts reported include payments to the following departments, agencies, etc: - Conklin Resource Development - Conklin Community Trust
Canada	Heart Lake First Nation				80,000		600,000		2,650,000	3,330,000
Canada	Clearwater County		2,590,000							2,590,000
Canada	Rural Municipality of Wilton		1,900,000		20,000					1,920,000
Canada	Rural Municipality of Paynton		1,790,000		20,000					1,810,000
Canada	Beaver Lake Cree Nation				80,000		300,000		1,200,000	1,580,000	Amounts reported include payments to the following departments, agencies, etc: - Beaver Lake Cree Nation - Peace Hills Trust Company
Canada	Athabasca Chipewyan First Nation				1,130,000		260,000			1,390,000	Amounts reported include payments to the following departments, agencies, etc: - Athabasca Chipewyan First Nation - ACFN Dene Lands & Resource Management
Canada	Municipal District of Wainwright		1,290,000		10,000					1,300,000
Canada	Chard Metis Nation				80,000				1,200,000	1,280,000
Canada	Municipal District of Brazeau		1,250,000							1,250,000
Canada	Fort McKay First Nation				340,000		630,000			970,000
Canada	Mikisew Cree First Nation				720,000		250,000			970,000	Amounts reported include payments to the following departments, agencies, etc: - Mikisew Cree First Nation - Deloitte Wealth Management Services
Canada	Municipal District of Opportunity		630,000		20,000					650,000
Canada	Rural Municipality of Manitou Lake		610,000							610,000
Canada	Lac La Biche County		600,000							600,000

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	2024-01-01	To:	2024-12-31
Reporting Entity Name		Cenovus Energy Inc				Currency of the Report		CAD
Reporting Entity ESTMA Identification Number		E695282
Subsidiary Reporting Entities (if necessary)		E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC, E549730 Gear Energy Ltd.
Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Canada	Fort McMurray First Nation				280,000		250,000			530,000
Canada	Rural Municipality of Hillsdale		480,000							480,000
Canada	Red Deer County		480,000							480,000
Canada	Rural Municipality of Cambria		450,000							450,000
Canada	Northern Rockies Regional Municipality		430,000							430,000
Canada	County of Wetaskiwin		420,000							420,000
Canada	Fort McKay Metis Nation				160,000		210,000			370,000
Canada	Lacombe County		350,000							350,000
Canada	County of Two Hills		300,000							300,000
Canada	Ponoka County		290,000							290,000
Canada	Whitefish Lake First Nation						100,000		150,000	250,000
Canada	Moosomin First Nation						200,000		50,000	250,000
Canada	Ermineskin Cree Nation				130,000		100,000			230,000
Canada	County of St Paul		220,000							220,000
Canada	Saulteaux First Nation						200,000			200,000
Canada	Flagstaff County		200,000							200,000
Canada	O'Chiese First Nation		20,000		170,000					190,000
Canada	McMurray Metis Local 1935				60,000		120,000			180,000
Canada	Fort Chipewyan Metis Association				90,000		90,000			180,000
Canada	Paul First Nation				180,000					180,000
Canada	Town of Rainbow Lake		160,000							160,000
Canada	Sunchild First Nation				50,000		90,000			140,000
Canada	Woodlands County		140,000							140,000
Canada	County of Minburn		120,000							120,000
Canada	Enoch Cree Nation				110,000					110,000
Additional Notes:
(3) Includes payments made in foreign currencies. Where payments have been made in a local currency they have been converted to Canadian dollars using the prevailing exchange rate at the time of payment. The average exchange rates for the period were:
   - $1 CAD: $0.702 USD
   - $1 CAD: 5.255 RMB

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year		From:	2024-01-01	To:	2024-12-31
Reporting Entity Name		Cenovus Energy Inc					Currency of the Report		CAD
Reporting Entity ESTMA Identification Number		E695282
Subsidiary Reporting Entities (if necessary)	E543177 FCCL Partnership, E422918 Cenovus TL ULC, E540914 Telephone Lake Partnership, E435615 Cenovus Clearwater Partnership, E859468 Cenovus Elmworth Partnership, E724323 Cenovus Wapiti Partnership, E461880 Cenovus Kaybob Partnership, E722884 Cenovus Edson Partnership, E303227 Marten Hills Partnership, E984040 Cenovus Marten Hills ULC, E483488 Husky Oil Limited Partnership, E206499 Husky Energy International Sulphur Corporation, E602104 Husky Energy International, E908878 Husky Oil China Branch of HEIC, E945280 Husky Oil Sands Partnership, E653397 Sunrise Oil Sands Partnership, E747799 Husky Atlantic Partnership, E580100 HOI Resources (2019) ULC, E202648 Husky Offshore 1% Partner ULC, E549730 Gear Energy Ltd.
Payments by Project
Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[23]
Canada	Christina Lake	18,270,000	1,564,360,000	12,050,000		5,190,000		10,000,000	1,609,870,000
Canada	Foster Creek	18,610,000	1,291,480,000	4,690,000		630,000		2,400,000	1,317,810,000
Canada	Corporate	585,410,000		360,000					585,770,000
Canada	Lloydminster Thermal Projects	66,340,000	282,670,000	860,000		200,000			350,070,000
China	Liwan Gas Project	226,960,000	97,190,000	260,000					324,410,000	Note 3
Canada	Sunrise	10,010,000	76,080,000	2,670,000		1,370,000			90,130,000
Canada	Conventional Heavy Oil	26,540,000	40,850,000	5,420,000		1,110,000		50,000	73,970,000	Includes production volume taken in-kind as royalties and are valued at $6,790,000 which is the fair market value based on Cenovus's realized sales price.
Canada	Northern Corridor	12,930,000	22,530,000	10,260,000					45,720,000	Includes production volume taken in-kind as royalties and are valued at $16,540,000 which is the fair market value based on Cenovus's realized sales price.
Canada	Edson	8,000,000	12,960,000	5,280,000					26,240,000	Includes production volume taken in-kind as royalties and are valued at $2,570,000 which is the fair market value based on Cenovus's realized sales price.
Canada	Rainbow Lake Development	4,420,000	15,810,000	460,000					20,690,000	Includes production volume taken in-kind as royalties and are valued at $11,910,000 which is the fair market value based on Cenovus's realized sales price.
Canada	White Rose Oil Field		410,000	19,650,000					20,060,000
Canada	Clearwater	5,610,000	7,500,000	5,820,000		190,000			19,120,000	Includes production volume taken in-kind as royalties and are valued at $2,840,000 which is the fair market value based on Cenovus's realized sales price.
Canada	Tucker Thermal Project		3,320,000	10,000					3,330,000
Canada	Terra Nova Oil Field		2,890,000						2,890,000
China	Block 29/34			40,000		350,000			390,000	Note 3
China	Block 15/33			100,000					100,000	Note 3
Additional Notes:
(3) Includes payments made in foreign currencies. Where payments have been made in a local currency they have been converted to Canadian dollars using the prevailing exchange rate at the time of payment. The average exchange rates for the period were:
   - $1 CAD: $0.702 USD
   - $1 CAD: 5.255 RMB